Exhibit 99.1
0 This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements, including factors discussed in "Forward-Looking Statements" in the Company's 2008 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Except as required by law, the Company assumes no obligation to update any forward-looking statements, and undue reliance should not be placed on these statements. Forward Looking Statements Keefe, Bruyette & Woods Community Bank Investor Conference July 27 - 29, 2009

Our Growing Regional Franchise Three-state franchise Massachusetts, New York and Vermont Largest local financial service company in primary markets 48 financial centers $2.7 billion in assets $680 million assets under management Insurance agency with 100 professionals Distinctive culture as America's Most Exciting Bank SM

Lawrence A. Bossidy Chairman of the Board Michael P. Daly President and Chief Executive Officer One of the world's most successful CEOs Vice Chairman, General Electric Corp. COO, GE Credit CEO, Allied Signal Chairman & CEO, Honeywell International Director, JPMorgan and Merck & Co Bestselling Author, "Execution" and "Confronting Reality" CEO of the Year, 1994 - Financial World and 1998 - CEO Magazine Track record of driving growth and earnings through motivated teamwork Berkshire President and CEO since 2002 Berkshire executive since 1986 Commercial banking, Bank of Boston MBA, Columbia University Former Trustee, Berkshire Health Systems Numerous community boards Featured in American Banker, Wall Street Transcript and on Fox Business news Leadership

Business Performance Through Mid Year 13% annualized deposit growth 4% annualized commercial loan growth 15% Wealth Management new business generation Net interest margin 3.0% Decreasing core non-interest expense before FDIC premiums Solid loan quality- 42bp NPAs and 48bp NCOs (annualized) $32 million common stock capital raise

Consistent Asset Performance Note: Delinquent loans include all accruing loans delinquent 30 days or more. Charge-offs are based on quarterly net charge-offs, annualized. Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Non-performing Assets / Assets 0.0039 0.0042 0.0048 0.0045 0.0051 0.0042 0.0044 0.0048 0.0047 0.0042 Delinquent Loans / Loans 0.0038 0.0036 0.0071 0.0043 0.0044 0.0037 0.0048 0.0051 0.0046 0.0066 Net Charge Offs / Loans 0.0011 0.0014 0.0043 0.0063 0.0017 0.0013 0.0019 0.0027 0.005 0.0045 Conservative investment portfolio - no impairment writedowns Loan loss allowance at 1.16% of total loans

Attractive Business Mix DDA/NOW SAV/MMDA Time < 100M Time > 100M East 433 715 403 400 New York Vermont Springfield Berkshire County East 3.6 5.9 11.3 20.7 Residential Consumer Commercial 628 335 1006 Banking Fees & Other Insurance Wealth Management Net Interest Income 13252 12622 4811 73234 Diversified Loan Portfolio Strong Commercial Component $2.0 Billion Strong Deposit Funding $2.0 Billion Diversified Revenues $104 Million Expanding Regional Presence Bank Revenue Mix Note: Diversified revenues are based on last twelve months. Bank revenues are based on H1 2009 banking revenues.

Diversified Commercial Loan Portfolio Totaling $1.0 billion No loans to out of area relationships Modest residential construction = 20% of risk based capital Commercial & Industrial Construction Apartments & Dwellings Lodging Commercial Real Estate Rental Other CRE 172 134 74 136 233 256

Attractive Core Markets Unemployment better than U.S. average Real estate values less volatile Positive Economic Developments New York - Technology Berkshire County- Top Market Springfield - Technology and Healthcare Vermont - Services Positive Fundamentals

Earnings Model Corporate Goal 2008 H1 2009 3.5% Net Interest Margin 3.4% 3.0% 35% Fee Income/Revenues 28% 29% 55% Bank Efficiency Ratio 59% 82% 1.2% Core ROA 1.1% 0.6% 2008 Earnings Per Share = $2.06 Note: GAAP ROA was 0.9% in 2008 and 0.5% in H1 2009. Efficiency ratio H1 2009 includes FDIC special assessment.

Attractive Stock Metrics Compared to Peers Pricing data as of July 21, 2009 Source: SNL Financial (based on exchange traded banks) Price/TBV (%) Price/EPS (x) Berkshire Hills Bancorp - Price $21.49 134 12.1 Peer Median 198 14.1 New England Banks (Market Cap > $50mm) 154 13.5 EPS based on last 12 months Peers: INDB, WASH, FNFG, NBTB, CBU, TMP

Why Invest in Berkshire Hills? Strong and experienced management team Strong credit and risk management culture Strong organic growth in loans, deposits and fee income Growing and diversifying financial service offerings Solid capital and capital formation Poised to be a regional consolidator Focus on returns for our shareholders Stock valuation metrics are attractive for shareholder returns

P.O. Box 1308, Pittsfield, MA 01202 - Executive Offices - 66 West Street, Pittsfield, MA 01201 Kevin P. Riley EVP and CFO Phone: (413) 236-3195 Email: kriley@berkshirebank.com David H. Gonci Corporate Finance Officer Phone: (413) 281-1973 Email: dgonci@berkshirebank.com Now That's Exciting!